UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2026

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3811 Turtle Creek Blvd., Suite 2100, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on February 9, 2026, in a Current Report on Form 8-K of Applied Digital Corporation, a Nevada corporation (the “Company”), the Company entered into that certain Performance Stock Unit Award Agreement with Jason Zhang, its President, on February 6, 2026 (the “Original Agreement”). This Form 8-K is being filed to correct a scrivener’s error in the method of calculating achievement of the Hurdles (as defined in the Original Agreement). On March 10, 2026, the Company entered into an Amended and Restated Performance Stock Unit Award Agreement (the “Amended and Restated Award Agreement”) with Mr. Zhang, amending and restating in its entirety the Original Agreement, to correct the scrivener’s error in the method of calculating achievement of the Hurdles, to align with the method that was approved by the Company’s Board of Directors based upon the recommendation of the Board’s Compensation Committee.

As drafted, the Original Agreement only counted data center contracts entered into on or after the Award Date with investment-grade hyperscalers toward achievement of the Hurdles. This had the inadvertent effect of eliminating the Company’s existing Polaris Forge 1 data centers from the measurement. Additionally, data centers contracted with investment-grade hyperscalers are required only for purposes of determining achievement of the First Hurdle and the Third Hurdle (each as defined in the Original Agreement), while data center contracts with any hyperscaler (investment-grade or otherwise) may be counted toward the larger, cumulative Second Hurdle and the Fourth Hurdle (each as defined in the Original Agreement). Conforming changes were made to the treatment of the PSUs upon a Change in Control (as defined in the Company’s 2024 Omnibus Equity Incentive Plan) so that the applicable types of data center contracts count toward achievement of the applicable Hurdles in a Change in Control.

The Amended and Restated Award Agreement supersedes the Original Agreement in its entirety. All other material terms of the PSU award (previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2026), including the number of PSUs granted, the performance hurdles, the forfeiture date, transfer restrictions, and termination provisions, remain unchanged.

The foregoing descriptions of the Original Agreement and the Amended and Restated Award Agreement do not purport to be complete and are qualified in their entirety by the full text of the Original Agreement and the Amended and Restated Award Agreement, copies of which are filed as Exhibit 10.1 to the Company’ Current Report on Form 8-K filed with the SEC on February 9, 2026 and Exhibit 10.1 to this Current Report on Form 8-K/A, respectively, and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K/A and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding lease agreements and any current or prospective data center campus development, (ii) statements about the high-performance computing (HPC) industry, (iii) statements of Company plans and objectives, including the Company’s evolving business model, or estimates or predictions of actions by suppliers, (iv) statements of future economic performance, (v) statements of assumptions underlying other statements and statements about the Company or its business and (vi) the Company’s plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include, among others: our ability to complete construction of our data center campuses as planned; the lead time of customer acquisition and leasing decisions and related internal approval processes; changes to artificial intelligence and high performance compute infrastructure needs and their impact on future plans; costs related to the HPC operations and strategy; our ability to timely deliver any services required in connection with completion of installation under the lease agreements; our ability to raise additional capital to fund the ongoing datacenter construction and operations; our ability to obtain financing of datacenter leases on acceptable financing terms, or at all; our dependence on principal customers, including our ability to execute and perform our obligations under our leases with key customers, including without limitation, the datacenter leases with CoreWeave and at our Polaris Forge 2 campus, at future data centers and with future tenants; our ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; our ability to obtain adequate power for our data centers and on acceptable terms; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow our business; decline in demand for our products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, on the Company’s website (www.applieddigital.com) under “Investors,” or on request from the Company. Information in this Current Report on Form 8-K/A is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Performance Stock Unit Award, by and between Applied Digital Corporation and Jason Zhang.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 13, 2026	By:	/s/ Saidal L. Mohmand
	Name:	Saidal L. Mohmand
	Title:	Chief Financial Officer